EIGHTH SUPPLEMENTAL INDENTURE dated as of June 11, 1999, among PREMIER
      PARKS OPERATIONS INC., a Delaware corporation ("Premier Operations"), 11501 Northeast Expressway, Oklahoma City, Oklahoma 73131, FUNTIME PARKS MERGER CORP., FUNTIME, INC., WYANDOT LAKE, INC., DARIEN LAKE THEME PARK AND CAMPING RESORT, INC., D.L. HOLDINGS, INC., TIERCO MARYLAND, INC., TIERCO WATER PARK, INC., FRONTIER CITY PROPERTIES, INC., FRONTIER CITY PARTNERS, LIMITED PARTNERSHIP, STUART AMUSEMENT COMPANY, RIVERSIDE PARK ENTERPRISES, INC., RIVERSIDE PARK FOOD SERVICES, INC., GREAT ESCAPE THEME PARK LLC, GREAT ESCAPE LLC, GREAT ESCAPE HOLDING INC., ELITCH GARDENS L.P., OHIO HOTEL LLC, PREMIER PARKS OF COLORADO INC., PREMIER WATERWORLD CONCORD INC., PREMIER WATERWORLD SACRAMENTO INC. and KKI, LLC (collectively, the "Note Guarantors") and UNITED STATES TRUST COMPANY OF NEW YORK, AS TRUSTEE ("Trustee").

      WHEREAS there has heretofore been executed and delivered to the Trustee an Indenture dated as of August 15, 1995 (the "Original Indenture" and, as may be amended or supplemented from time to time by one or more indentures supplemental thereto entered into pursuant to the applicable provisions thereof, the "Indenture"), providing for the issuance of Premier Operations' 12% Series A Senior Notes Due 2003 (the "Securities");

      WHEREAS there are now outstanding under the Indenture Securities in the aggregate principal amount of $90 million;

      WHEREAS Section 9.02 of the Indenture provides that Premier Operations, the Note Guarantors and the Trustee may amend the Indenture with the written consent of the Holders of at least a majority in aggregate principal amount of the Securities then outstanding;

      WHEREAS Premier Operations desires to amend certain provisions of the Indenture, as set forth in Article I hereof;

      WHEREAS the Holders of at least a majority in aggregate principal amount of the Securities outstanding have consented to the amendments effected by this Eighth Supplemental Indenture; and

      WHEREAS all things necessary to make this Eighth Supplemental Indenture a valid agreement, in accordance with its terms, have been done.

      NOW THEREFORE, this Eighth Supplemental Indenture witnesseth that, for and in consideration of the premises, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of the Securities, as follows:

                                    ARTICLE I

                             AMENDMENTS TO INDENTURE

      SECTION 1.01. Amendments to Articles Four and Five. Effective upon the date (the "Payment Date") Premier Operations accepts for purchase and pays for all Securities validly tendered pursuant to the Offer to Purchase and Consent Solicitation Statement and accompanying Consent and Letter of Transmittal, dated as of May 27, 1999, and any amendments, modifications or supplements thereto, unless, prior to that time, Premier Operations, by written notice to the Trustee, has terminated this Eighth Supplemental Indenture, Sections 4.02, 4.03, 4.04, 4.05, 4.06, 4.07, 4.08, 4.11, 4.12, 4.13, 4.14, 4.15 and 5.01(iii) and
(iv) of the Original Indentureare hereby amended by deleting all such sections (or, in the case of Section 4.02, amending it in its entirety) and all references thereto in their entirety, including without limitation all references, direct or indirect, thereto in

Section 6.01, "Events of Default."

                                   ARTICLE II

                                  MISCELLANEOUS

      SECTION 2.01. Instruments To Be Read Together. This Eighth Supplemental Indenture is an indenture supplemental to and in implementation of the Original Indenture, and said Original Indenture and this Eighth Supplemental Indenture shall henceforth be read together.

      SECTION 2.02. Confirmation. The Indenture as amended and supplemented by this Eighth Supplemental Indenture is in all respects confirmed and preserved.

      SECTION 2.03. Terms Defined. Capitalized terms used in this Eighth Supplemental Indenture have been inserted for convenience of reference only, and are not to be considered a part hereof and shall in no way modify or restrict any of the terms and provisions hereof.

      SECTION 2.04. Headings. The headings of the Articles and Sections of this Eighth Supplemental Indenture have been inserted for convenience of reference only, and are not to be considered a part hereof and shall in no way modify or restrict any of the terms and provisions hereof.

      SECTION 2.05. Governing Law. The laws of the State of New York shall govern this Eighth Supplemental Indenture.

      SECTION 2.06. Counterparts. This Eighth Supplemental Indenture may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

      SECTION 2.07. Effectiveness; Termination. The provisions of this Eighth Supplemental Indenture will take effect immediately upon its execution and delivery by the Trustee in accordance with the provisions of Sections 9.02 and
9.06 of the Indenture; provided, that the amendments to the Original Indenture set forth in Section 1.01 of this Eighth Supplemental Indenture shall become operative as specified in Section 1.01 hereof. Prior to the Payment Date, Premier Operations may terminate this Eighth Supplemental Indenture upon written notice to the Trustee (it being understood that Premier Operations may, subsequent thereto, enter into a substitute first supplemental indenture).

      SECTION 2.08. Acceptance by Trustee. The Trustee accepts the amendments to the Original Indenture effected by this Eighth Supplemental Indenture and agrees to execute the trusts created by the Indenture as hereby amended, but only upon the terms and conditions set forth in the Indenture.

      SECTION 2.09. Responsibility of Trustee. The recitals contained herein shall be taken as the statements of Premier Operations, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Eighth Supplemental Indenture.

      IN WITNESS WHEREOF, the parties hereto have caused this Eighth Supplemental Indenture to be duly executed, all as of the date first written above.

                              PREMIER PARKS OPERATIONS INC.

Attest:                       By: /s/ James M. Coughlin
                                 ------------------------------------
                                 Name:  James M. Coughlin
                                 Title: Vice President


                              FUNTIME PARKS MERGER CORP.

Attest:                       By: /s/ James M. Coughlin
                                 ------------------------------------
                                 Name:  James M. Coughlin
                                 Title: Vice President


                              FUNTIME, INC.

Attest:                       By: /s/ James M. Coughlin
                                 ------------------------------------
                                 Name:  James M. Coughlin
                                 Title: Vice President


                              WYANDOT LAKE, INC.

Attest:                       By: /s/ James M. Coughlin
                                 ------------------------------------
                                 Name:  James M. Coughlin
                                 Title: Vice President


                              DARIEN LAKE THEME PARK AND CAMPING RESORT, INC.

Attest:                       By: /s/ James M. Coughlin
                                 ------------------------------------
                                 Name:  James M. Coughlin
                                 Title: Vice President

                              D.L. HOLDINGS, INC.

Attest:                       By: /s/ James M. Coughlin
                                 ------------------------------------
                                 Name:  James M. Coughlin
                                 Title: Vice President


                              TIERCO MARYLAND, INC.

Attest:                       By: /s/ James M. Coughlin
                                 ------------------------------------
                                 Name:  James M. Coughlin
                                 Title: Vice President


                              TIERCO WATER PARK, INC.

Attest:                       By: /s/ James M. Coughlin
                                 ------------------------------------
                                 Name:  James M. Coughlin
                                 Title: Vice President


                              FRONTIER CITY PROPERTIES, INC.

Attest:                       By: /s/ James M. Coughlin
                                 ------------------------------------
                                 Name:  James M. Coughlin
                                 Title: Vice President


                              FRONTIER CITY PARTNERS, LIMITED PARTNERSHIP

Attest:                       By: /s/ James M. Coughlin
                                 ------------------------------------
                                 Name:  James M. Coughlin
                                 Title: Vice President


                              STUART AMUSEMENT COMPANY

Attest:                       By: /s/ James M. Coughlin
                                 ------------------------------------
                                 Name:  James M. Coughlin
                                 Title: Vice President

                              RIVERSIDE PARK ENTERPRISES, INC.

Attest:                       By: /s/ James M. Coughlin
                                 ------------------------------------
                                 Name:  James M. Coughlin
                                 Title: Vice President


                              RIVERSIDE PARK FOOD SERVICES, INC.

Attest:                       By: /s/ James M. Coughlin
                                 ------------------------------------
                                 Name:  James M. Coughlin
                                 Title: Vice President


                              GREAT ESCAPE THEME PARK LLC

Attest:                       By: /s/ James M. Coughlin
                                 ------------------------------------
                                 Name:  James M. Coughlin
                                 Title: Vice President


                              GREAT ESCAPE LLC

Attest:                       By: /s/ James M. Coughlin
                                 ------------------------------------
                                 Name:  James M. Coughlin
                                 Title: Vice President


                              GREAT ESCAPE HOLDING INC.

Attest:                       By: /s/ James M. Coughlin
                                 ------------------------------------
                                 Name:  James M. Coughlin
                                 Title: Vice President


                               ELITCH GARDENS L.P.

Attest:                       By: /s/ James M. Coughlin
                                 ------------------------------------
                                 Name:  James M. Coughlin
                                 Title: Vice President

                              OHIO HOTEL LLC

Attest:                       By: /s/ James M. Coughlin
                                 ------------------------------------
                                 Name:  James M. Coughlin
                                 Title: Vice President


                              PREMIER PARKS OF COLORADO INC.

Attest:                       By: /s/ James M. Coughlin
                                 ------------------------------------
                                 Name:  James M. Coughlin
                                 Title: Vice President


                              PREMIER WATERWORLD CONCORD INC.

Attest:                       By: /s/ James M. Coughlin
                                 ------------------------------------
                                 Name:  James M. Coughlin
                                 Title: Vice President


                              PREMIER WATERWORLD SACRAMENTO INC.

Attest:                       By: /s/ James M. Coughlin
                                 ------------------------------------
                                 Name:  James M. Coughlin
                                 Title: Vice President


                              KKI, LLC

Attest:                       By: /s/ James M. Coughlin
                                 ------------------------------------
                                 Name:  James M. Coughlin
                                 Title: Vice President


                              UNITED STATES TRUST COMPANY OF NEW YORK, as Trustee

Attest:                       By: /s/
                                 ------------------------------------
                                 Name:
                                 Title: